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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): October 24, 1997



                                   SUGEN, INC.
             (Exact name of registrant as specified in its charter)



      Delaware                        0-24814                      13-3629196
(State of jurisdiction)        (Commission File No.)             (IRS Employer
                                                             Identification No.)


                               351 Galveston Drive
                         Redwood City, California 94063
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (650) 306-7700


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Item 5.  Other Events.

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     On October 24, 1997,  SUGEN,  Inc. (the "Company")  announced the filing with the Securities and Exchange Commission of a registration statement in connection with the proposed follow-on public offering of 2,500,000 shares of its Common Stock, all of which are being sold by the Company. In addition, the Company has granted the underwriters an option to purchase an additional 375,000 shares of Common Stock to cover over allotments, if any.




                                         2.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

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(a)      Financial Statements.

         None.

(b)      Pro Forma Financial Information.

         None.

(c)      Exhibits.

99.1 Press Release, titled "SUGEN, Inc. Announces Filing of Registration Statement," dated October 24, 1997.

                                       3.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SUGEN, Inc.


Dated:  October 24, 1997                      By: /s/ Christine E. Gray-Smith
                                                    ----------------------------
                                                       Christine E. Gray-Smith
                                                       Vice President, Finance


                                       4.